Vanguard® Inflation-Protected Securities Fund
Schedule of Investments (unaudited)
As of March 31, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (98.6%)
U.S. Government Securities (98.6%)
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/26	578,892	574,854
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/26	725,178	721,704
	United States Treasury Inflation Indexed Bonds	0.125%	10/15/26	817,090	810,491
	United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	672,050	664,946
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/27	333,956	342,324
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/27	835,365	819,485
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/27	736,565	727,970
	United States Treasury Inflation Indexed Bonds	1.625%	10/15/27	838,429	852,097
	United States Treasury Inflation Indexed Bonds	0.500%	1/15/28	759,240	745,517
	United States Treasury Inflation Indexed Bonds	1.750%	1/15/28	313,480	318,494
	United States Treasury Inflation Indexed Bonds	1.250%	4/15/28	821,040	820,954
[1]	United States Treasury Inflation Indexed Bonds	3.625%	4/15/28	313,353	335,652
	United States Treasury Inflation Indexed Bonds	0.750%	7/15/28	652,171	644,360
	United States Treasury Inflation Indexed Bonds	2.375%	10/15/28	846,135	881,349
	United States Treasury Inflation Indexed Bonds	0.875%	1/15/29	562,036	553,017
	United States Treasury Inflation Indexed Bonds	2.500%	1/15/29	282,058	294,416
	United States Treasury Inflation Indexed Bonds	2.125%	4/15/29	876,698	902,782
	United States Treasury Inflation Indexed Bonds	3.875%	4/15/29	365,612	401,570
	United States Treasury Inflation Indexed Bonds	0.250%	7/15/29	671,727	643,419
	United States Treasury Inflation Indexed Bonds	1.625%	10/15/29	901,872	914,604
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/30	138,974	130,685
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/30	1,389,878	1,301,329
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/31	852,756	787,101
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/31	875,360	803,585
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/32	961,857	870,362
	United States Treasury Inflation Indexed Bonds	3.375%	4/15/32	134,250	150,056
	United States Treasury Inflation Indexed Bonds	0.625%	7/15/32	994,739	928,411
	United States Treasury Inflation Indexed Bonds	1.125%	1/15/33	968,426	927,460
	United States Treasury Inflation Indexed Bonds	1.375%	7/15/33	949,968	926,554
	United States Treasury Inflation Indexed Bonds	1.750%	1/15/34	1,002,388	1,000,399
	United States Treasury Inflation Indexed Bonds	1.875%	7/15/34	1,057,728	1,067,370
	United States Treasury Inflation Indexed Bonds	2.125%	1/15/35	741,206	760,706
	United States Treasury Inflation Indexed Bonds	2.125%	2/15/40	172,094	173,637
	United States Treasury Inflation Indexed Bonds	2.125%	2/15/41	254,529	256,611
	United States Treasury Inflation Indexed Bonds	0.750%	2/15/42	398,683	319,886
	United States Treasury Inflation Indexed Bonds	0.625%	2/15/43	317,388	243,746
	United States Treasury Inflation Indexed Bonds	1.375%	2/15/44	439,504	382,175
	United States Treasury Inflation Indexed Bonds	0.750%	2/15/45	486,895	369,131
	United States Treasury Inflation Indexed Bonds	1.000%	2/15/46	249,656	196,645
	United States Treasury Inflation Indexed Bonds	0.875%	2/15/47	304,721	230,254
	United States Treasury Inflation Indexed Bonds	1.000%	2/15/48	312,972	240,158
	United States Treasury Inflation Indexed Bonds	1.000%	2/15/49	54,273	41,239
[2]	United States Treasury Inflation Indexed Bonds	0.250%	2/15/50	282,898	172,383
	United States Treasury Inflation Indexed Bonds	0.125%	2/15/51	311,077	178,517
	United States Treasury Inflation Indexed Bonds	0.125%	2/15/52	182,547	103,218
	United States Treasury Inflation Indexed Bonds	1.500%	2/15/53	348,477	289,679
	United States Treasury Inflation Indexed Bonds	2.125%	2/15/54	209,470	200,805
	United States Treasury Inflation Indexed Bonds	2.375%	2/15/55	175,133	177,167
	United States Treasury Note/Bond	0.625%	5/15/30	29,000	24,528
	United States Treasury Note/Bond	4.250%	2/28/31	60,000	60,694
	United States Treasury Note/Bond	4.125%	3/31/31	20,000	20,100
	United States Treasury Note/Bond	4.625%	5/31/31	86,650	89,358
	United States Treasury Note/Bond	4.000%	2/15/34	109,000	107,535
	United States Treasury Note/Bond	4.250%	11/15/34	50,000	50,156
	United States Treasury Note/Bond	3.000%	2/15/49	82,000	61,987
	United States Treasury Note/Bond	2.000%	2/15/50	42,000	25,410
	United States Treasury Note/Bond	2.250%	2/15/52	237,000	149,458
	United States Treasury Note/Bond	4.250%	2/15/54	91,500	86,224
Total U.S. Government and Agency Obligations (Cost $27,404,258)					26,874,724

		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (0.5%)
Money Market Fund (0.5%)
[3]	Vanguard Market Liquidity Fund (Cost $125,910)	4.342%	1,259,234	125,911
Total Investments (99.1%) (Cost $27,530,168)				27,000,635
Other Assets and Liabilities—Net (0.9%)				241,585
Net Assets (100%)				27,242,220
Cost is in $000.
1	Securities with a value of $35,627 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $36,296 have been segregated as initial margin for open futures contracts.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	June 2025	5,652	628,608	(434)
Ultra 10-Year U.S. Treasury Note	June 2025	7,333	836,879	2,152
Ultra Long U.S. Treasury Bond	June 2025	2,247	274,696	436
				2,154

Short Futures Contracts
2-Year U.S. Treasury Note	June 2025	(10,773)	(2,231,863)	(1,267)
5-Year U.S. Treasury Note	June 2025	(4,684)	(506,604)	917
				(350)
				1,804

Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount (000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
8/31/29	6/2/25[1]	68,800[2]	0.000[3]	(4.088)[4]	(1,220)	(1,220)
8/31/29	6/2/25[1]	68,800[2]	0.000[3]	(3.926)[4]	(786)	(786)
8/31/29	6/2/25[1]	35,100[2]	0.000[3]	(3.623)[4]	13	13
8/31/29	6/2/25[1]	33,875[2]	0.000[3]	(3.799)[4]	(220)	(220)
2/15/49	N/A	57,200[2]	0.000[5]	(2.487)[6]	(547)	(547)
2/15/50	N/A	25,000[2]	0.000[5]	(2.440)[6]	(70)	(70)
2/15/52	N/A	67,000[2]	0.000[5]	(2.300)[6]	1,451	1,451
2/15/52	N/A	44,500[2]	0.000[5]	(2.445)[6]	(249)	(249)
2/15/52	N/A	34,000[2]	0.000[5]	(2.365)[6]	325	325
11/13/54	N/A	65,000[2]	0.000[5]	(2.485)[6]	(1,129)	(1,129)
1/13/55	N/A	70,000[2]	0.000[5]	(2.474)[6]	(1,103)	(1,103)
					(3,535)	(3,535)
1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Notional amount denominated in U.S. dollar.
3 Based on Secured Overnight Financing Rate (SOFR) as of the most recent reset date. Interest payment received/paid annually.
4 Interest payment received/paid annually.
5 Zero-coupon. Based on the return of US Consumer Price Index for All Urban Consumers (USCPIU). Interest payment received/paid at maturity.
6 Interest payment received/paid at maturity.

A.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
B.  Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
C.  Swap Contracts: The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. The fund enters into inflation swap transactions to transfer inflation risk from one party to another through an exchange of cash flows. Under the terms of the swap, one party pays a fixed rate applied to a notional amount. In return, the other party pays a floating rate linked to an inflation index.
The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund's investments and derivatives as of March 31, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	26,874,724	—	26,874,724
Temporary Cash Investments	125,911	—	—	125,911
Total	125,911	26,874,724	—	27,000,635

Derivative Financial Instruments
Assets
Futures Contracts[1]	3,505	—	—	3,505
Swap Contracts	1,789[1]	—	—	1,789
Total	5,294	—	—	5,294
Liabilities
Futures Contracts[1]	(1,701)	—	—	(1,701)
Swap Contracts	(5,324)[1]	—	—	(5,324)
Total	(7,025)	—	—	(7,025)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.